 As filed with the Securities and Exchange Commission on October 26, 1999
                                                     Registration No. 333-83347

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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                               ----------------

                             AMENDMENT NO. 3
                                      TO
                                   FORM S-1
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                               ----------------

                          UNITED PARCEL SERVICE, INC.
            (Exact name of registrant as specified in its charter)

        Delaware                     4210                    58-2480149
     (State of other           (Primary Standard          (I.R.S. Employer
     jurisdiction of              Industrial             Identification No.)
    Incorporation or          Classification Code
      organization)                 Number)

                           55 Glenlake Parkway, N.E.
                               Atlanta, GA 30328
                                (404) 828-6000
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                               ----------------

                            Joseph R. Moderow, Esq.
                      Senior Vice President and Secretary
                          United Parcel Service, Inc.
                           55 Glenlake Parkway, N.E.
                               Atlanta, GA 30328
                                (404) 828-6000
(Name, address, including zip code, and telephone number, including area code, of agent for service)

                               ----------------

                                  Copies to:

   John F. Olson, Esq.                                   Jeffrey Small, Esq.
 Gibson, Dunn & Crutcher   Jeffrey L. Schulte, Esq.   Richard J. Sandler, Esq.
  LLP 1050 Connecticut     Morris, Manning & Martin     Davis Polk & Wardwell
Avenue, N.W. Washington,   LLP 3343 Peachtree Road,   450 Lexington Avenue New
 DC 20036 (202) 955-8500       N.E., Suite 1600         York, NY 10017 (212)
                            Atlanta, GA 30326 (404)           450-4000
                                 233-7000

                               ----------------

   Approximate date of commencement of proposed sale of the securities to the public: As soon as practicable after this registration statement becomes effective.
   If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [_]
   If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
   If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
   If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box. [_]

                               ----------------


   The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission acting pursuant to said section 8(a), may determine.

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


                             Explanatory Note

   We are filing this Amendment No. 3 to the registration statement on Form S-1 (Registration No. 333-83347) solely for the purpose of filing an exhibit. Accordingly, we have omitted the form of prospectus that forms a part of this registration statement from this filing.

                PART II--INFORMATION NOT REQUIRED IN PROSPECTUS

Item 13. Other Expenses of Issuance and Distribution.

   The following table sets forth the costs and expenses, other than underwriting discounts and commissions, payable in connection with the sale and distribution of the securities being registered. All amounts are estimated except the SEC registration fee and the NASD registration fee.

        Item                                                           Amount
        ----                                                         ----------
   SEC registration fee............................................. $1,405,090
   NASD registration fee............................................     30,500
   NYSE listing fee.................................................    465,000
   Blue Sky qualification fees and expenses.........................      5,000
   Legal fees and expenses..........................................  2,000,000
   Accounting fees and expenses.....................................    500,000
   Transfer agent and registrar fees................................     60,000
   Printing and engraving expenses..................................  2,000,000
   Miscellaneous expenses...........................................     34,410
                                                                     ----------
     Total.......................................................... $6,500,000
                                                                     ==========

Item 14. Indemnification of Directors and Officers.

   Section 145 of the Delaware General Corporation Law ("DGCL") generally provides that all directors and officers (as well as other employees and individuals) may be indemnified against expenses (including attorney's fees) judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with certain specified actions, suits or proceedings, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation--a "derivative action"), if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful. A similar standard of care is applicable in the case of derivative actions, except that indemnification extends only to expenses (including attorneys' fees) actually and reasonably incurred in connection with defense or settlement of an action and the DGCL requires court approval before there can be any indemnification where the person seeking indemnification has been found liable to the corporation. Section 145 of the DGCL also provides that the rights conferred thereby are not exclusive of any other right which any person may be entitled to under any bylaw, agreement, vote of shareowners or disinterested directors or otherwise, and permits a corporation to advance expenses to or on behalf of a person to be indemnified upon receipt of an undertaking to repay the amounts advanced if it is determined that the person is not entitled to be indemnified.

   UPS's bylaws provide that each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding by reason of the fact that he is or was a director or officer of the Company (or is or was serving at the request of the Company as director, officer, employee or agent of another entity), shall be indemnified and held harmless by the Company to the fullest extent authorized by the DGCL, as in effect (or to the extent that indemnification is broadened, as it may be amended), against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith. Except with respect to actions initiated by an officer or director against the Company to recover the amount of an unpaid claim, the Company is required to indemnify an officer or director in connection with an action, suit or proceeding initiated by such person only if such action, suit or proceeding was authorized by the board of directors of the Company. The bylaws further provide that an officer or director may (thirty days after a written claim has been received by the Company) bring suit against the Company to recover an unpaid claim and, if such suit is successful, the expense of bringing such suit. While it is a defense to such suit that the claimant has not met the applicable standards of conduct which make indemnification permissible under the DGCL, neither the failure of the board of directors to have made a determination that indemnification is proper, nor an actual determination that the claimant has not met the applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct. The bylaws also provide that the rights conferred thereby are contract rights, that they are not exclusive of any other rights which an officer or director may have or hereafter acquire under any statute, any other provision of the certificate of incorporation, bylaw, agreement, vote of shareowners or disinterested directors or otherwise, and that they include the right to be paid by the Company the expenses incurred in defending any specified action, suit or proceeding in advance of its final disposition provided that, if the DGCL so requires, such payment shall only be made upon delivery to the Company by the officer or director of an undertaking to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under the bylaws or otherwise.

Item 15. Recent Sales of Unregistered Securities.

   None.

Item 16. Exhibits and Financial Statement Schedules.

   (a) Exhibits

   Unless otherwise noted, documents filed with the Commission referred to below were filed by United Parcel Service of America, Inc.

 Exhibit No.                             Description
 -----------                             -----------
     1.1     Form of Underwriting Agreement.

     2.1 Agreement and Plan of Merger, dated as of September 22, 1999, among United Parcel Service of America, Inc., United Parcel
             Service, Inc. and UPS Merger Subsidiary, Inc. (incorporated by reference to United Parcel Service, Inc.'s registration statement on Form S-4 (No. 333-83349), filed on July 21, 1999, as amended).

     3.1     Form of Restated Certificate of Incorporation of United Parcel
             Service, Inc. (incorporated by reference to United Parcel Service,
             Inc.'s registration statement on Form S-4 (No. 333-83349), filed on July 21, 1999, as amended).

     3.2 Form of Bylaws of United Parcel Service, Inc. (incorporated by reference to Exhibit 3.2 to United Parcel Service, Inc.'s registration statement on Form S-4 (No. 333-83349), filed on July 21, 1999, as amended).

     4.1 Form of Class B Common Stock Certificate (incorporated by reference to Exhibit 4.2 to United Parcel Service, Inc.'s registration statement on Form S-4 (No. 333-83349), filed on July
             21, 1999).

     4.2 Form of Class A Common Stock Certificate (incorporated by reference to Exhibit 4.1 to United Parcel Service, Inc.'s registration statement on Form S-4 (No. 333-83349), filed on July
             21, 1999, as amended).

     4.3 Specimen Certificate of Capital Stock of UPS (incorporated by reference to Exhibit 3(a) to Form 10, as filed April 29, 1970).

     4.4     UPS Managers Stock Trust Agreement, as amended and restated
             (incorporated by reference to Exhibit 4(b) to Post-Effective
             Amendment No. 1 to Registration Statement on Form S-3
             (No. 33-54297)).

     4.5     Specimen Certificate of 8 3/8% Debentures due April 1, 2020
             (incorporated by reference to Exhibit 4(c) to Registration
             Statement No. 33-32481, filed December 7, 1989).

     4.6     Indenture relating to 8 3/8% Debentures due April 1, 2020
             (incorporated by reference to Exhibit 4(c) to Registration
             Statement No. 33-32481, filed December 7, 1989).

 Exhibit No.                            Description
 -----------                            -----------
     4.7     UPS Employees Stock Trust Agreement (incorporated by reference to
             Exhibit 4(iv) to Registration Statement on Form S-8 (No. 33-
             62169), filed August 28, 1995).

     4.8 Specimen Certificate of $166,000,000 of 3.25% Swiss Franc Notes due October 22, 1999 (available to the Commission upon request).

     4.9     Indenture relating to $166,000,000 of 3.25% Swiss Franc Notes due
             October 22, 1999 (available to the Commission upon request).

     4.10    Specimen Certificate of Sterling 100 million of 6.875% Notes due
             2000 (available to the Commission upon request).

     4.11    Indenture relating to Sterling 100 million of 6.8755% Notes due
             2000 (available to the Commission upon request).

     4.12    Specimen Certificate of $500,000,000 of Temporary and Permanent
             Global Notes in connection with the European medium term note program (available to the Commission upon request).

     4.13 Indenture relating to the $500,000,000 European Medium term note program (available to the Commission upon request).

     4.14    Specimen Certificate of Exchange Offer Notes Due 2030
             (incorporated by reference to Exhibit T-3C to Form T-3 filed
             December 18, 1997).

     4.15 Indenture relating to Exchange Offer Notes Due 2030 (incorporated by reference to Exhibit T-3C to Form T-3 filed December 18,
             1997).

     4.16    Specimen Certificate of $200,000,000 of 6.625% Euro Notes due
             April 25, 2001 (available to the Commission upon request).

     4.17    Indenture relating to $200,000,000 of 6.625% Euro Notes due April
             25, 2001 (available to the Commission upon request).

     4.18    Specimen Certificate of $300,000,000 of 6.25% Euro Notes due July
             7, 2000 (available to the Commission upon request).

     4.19    Indenture relating to $300,000,000 of 6.25% Euro Notes due July
             7, 2000 (available to the Commission upon request).

     4.20    Specimen Certificate of $1,000,000,000 of Temporary and Permanent
             Global Notes in connection with the European medium term note program (available to the Commission upon request).

     4.21 Indenture relating to the $1,000,000,000 European medium term note program (available to the Commission upon request).

     4.22    Indenture relating to $2,000,000,000 of debt securities
             (incorporated by Reference to Exhibit 4.1 to Pre-Effective
             Amendment No. 1 to Registration Statement on Form S-3 (No. 333-
             08369) as filed January 26, 1999).

     4.23 Subscription Agreement--Cash Purchase (incorporated by reference to Exhibit 4(u) to 1998 Annual Report on Form 10-K).

     4.24 Subscription Agreement--Eligible Fiduciaries (incorporated by reference to Exhibit 4(v) to 1998 Annual Report on Form 10-K).

     5.1 Opinion of Gibson, Dunn & Crutcher LLP regarding the legal validity of the securities being registered for issuance
             (previously filed).

    10.1 UPS Thrift Plan, as Amended and Restated January 1, 1976, including Amendment Nos. 1 and 2 (incorporated by reference to Exhibit 10(a) to 1980 Annual Report on Form 10-K).

             (1) Amendment No. 3 to the UPS Thrift Plan (incorporated by reference to Exhibit 20(b) to 1980 Annual Report on Form 10-
                 K).

             (2) Amendment No. 4 to the UPS Thrift Plan (incorporated by reference to Exhibit 20(b) to 1981 Annual Report on Form 10-
                 K).

             (3) Amendment No. 5 to the UPS Thrift Plan (incorporated by reference to Exhibit 19(b) to 1983 Annual Report on Form 10-
                 K).

 Exhibit No.                          Description
 -----------                          -----------
             (4)  Amendment No. 6 to the UPS Thrift Plan (incorporated by reference to Exhibit 10(a)(4) to 1985 Annual Report on
                  Form 10-K).
             (5)  Amendment No. 7 to the UPS Thrift Plan (incorporated by reference to Exhibit 10(a)(5) to 1985 Annual Report on
                  Form 10-K).
             (6)  Amendment No. 8 to the UPS Thrift Plan (incorporated by reference to Exhibit 10(a)(6) to 1987 Annual Report on
                  Form 10-K).
             (7)  Amendment No. 9 to the UPS Thrift Plan (incorporated by
                  Reference to Exhibit 10(a)(7) to 1987 Annual Report on
                  Form 10-K).
             (8)  Amendment No. 10 to the UPS Thrift Plan (incorporated by reference to Exhibit 10(a)(8) to 1990 Annual Report
                  on Form 10-K).
             (9)  Amendment No. 11 to the UPS Thrift Plan (incorporated by reference to Exhibit 10(a)(9) to 1991 Annual Report
                  on Form 10-K).
             (10) Amendment No. 12 to the UPS Thrift Plan (incorporated by reference to Exhibit 10(a)(10) to 1991 Annual Report
                  on Form 10-K).
             (11) Amendment No. 13 to the UPS Thrift Plan (incorporated by reference to Exhibit 10(a)(11) to 1991 Annual Report
                  on Form 10-K).
             (12) Amendment No. 14 to the UPS Thrift Plan (incorporated by reference to Exhibit 10(a)(12) to 1991 Annual Report
                  on Form 10-K).
             (13) Amendment No. 15 to the UPS Thrift Plan (incorporated by reference to Exhibit 10(a)(13) to 1992 Annual Report
                  on Form 10-K).
             (14) Amendment No. 16 to the UPS Thrift Plan (incorporated by reference to Exhibit 10(a)(14) to 1993 Annual Report
                  on Form 10-K).
             (15) Amendment No. 17 to the UPS Thrift Plan (incorporated by reference to Exhibit 10(a)(15) to 1993 Annual Report
                  on Form 10-K).
             (16) Amendment No. 18 to the UPS Thrift Plan (incorporated by reference to Exhibit 10(a)(16) to 1994 Annual Report
                  on Form 10-K).
             (17) Amendment No. 19 to the UPS Thrift Plan (incorporated by reference to Exhibit 10(a)(17) to 1994 Annual Report
                  on Form 10-K).
             (18) Amendment No. 20 to the UPS Thrift Plan (incorporated by reference to Exhibit 10(a)(18) to 1995 Annual Report
                  on Form 10-K).
             (19) Amendment No. 21 to the UPS Thrift Plan (incorporated by reference to Exhibit 10(a)(19) to 1995 Annual Report
                  on Form 10-K).
             (20) Amendment No. 22 to the UPS Thrift Plan (incorporated by reference to Exhibit 10(a)(20) to 1996 Annual Report
                  on Form 10-K).
             (21) Amendment No. 23 to the UPS Thrift Plan (incorporated by reference to Exhibit 10(a)(21) to 1996 Annual Report
                  on Form 10-K).
    10.2     UPS Retirement Plan (including Amendments 1 through 4)
             (incorporated by reference to Exhibit 9 to 1979 Annual Report on Form 10-K).
             (1)  Amendment No. 5 to the UPS Retirement Plan
                  (incorporated by reference to Exhibit 20(a) to 1980
                  Annual Report on Form 10-K).
             (2)  Amendment No. 6 to the UPS Retirement Plan
                  (incorporated by reference to Exhibit 19(a) to 1983
                  Annual Report on Form 10-K).
             (3)  Amendment No. 7 to the UPS Retirement Plan
                  (incorporated by reference to Exhibit 10(b)(3) to 1984
                  Annual Report on Form 10-K).
             (4)  Amendment No. 8 to the UPS Retirement Plan
                  (incorporated by reference to Exhibit 10(b)(4) to 1985
                  Annual Report on Form 10-K).
             (5)  Amendment No. 9 to the UPS Retirement Plan
                  (incorporated by reference to Exhibit 10(b)(5) to 1985
                  Annual Report on Form 10-K).
             (6)  Amendment No. 10 to the UPS Retirement Plan
                  (incorporated by reference to Exhibit 19(a) to 1988
                  Annual Report on Form 10-K).
             (7)  Amendment No. 11 to the UPS Retirement Plan
                  (incorporated by reference to Exhibit 19(b) to 1988
                  Annual Report on Form 10-K).

 Exhibit No.                            Description
 -----------                            -----------
             (8)  Amendment No. 12 to the UPS Retirement Plan (incorporated by reference to Exhibit 10(b)(8) to 1989 Annual Report on Form
                  10-K).
             (9)  Amendment No. 13 to the UPS Retirement Plan (incorporated by
                  Reference to Exhibit 10(b)(9) to 1989 Annual Report on Form
                  10-K).
             (10) Amendment No. 14 to the UPS Retirement Plan (incorporated by reference to Exhibit 10(b)(10) to 1990 Annual Report on Form
                  10-K).
             (11) Amendment No. 15 to the UPS Retirement Plan (incorporated by reference to Exhibit 10(b)(11) to 1992 Annual Report on Form
                  10-K).
             (12) Amendment No. 16 to the UPS Retirement Plan (incorporated by reference to Exhibit 10(b)(12) to 1994 Annual Report on Form
                  10-K).
             (13) Amendment No. 17 to the UPS Retirement Plan (incorporated by reference to Exhibit 10(b)(13) to 1994 Annual Report on Form
                  10-K).
             (14) Amendment No. 18 to the UPS Retirement Plan (incorporated by reference to Exhibit 10(b)(14) to 1995 Annual Report on Form
                  10-K).
             (15) Amendment No. 19 to the UPS Retirement Plan (incorporated by reference to Exhibit 10(b)(15) to 1995 Annual Report on Form
                  10-K).
             (16) Amendment No. 20 to the UPS Retirement Plan (incorporated by reference to Exhibit 10(b)(16) to 1995 Annual Report on Form
                  10-K).
             (17) Amendment No. 21 to the UPS Retirement Plan (incorporated by reference to Exhibit 10(b)(17) to 1996 Annual Report on Form
                  10-K).
             (18) Amendment No. 22 to the UPS Retirement Plan (incorporated by reference to Exhibit 10(b)(18) to 1997 Annual Report on Form
                  10-K).
             (19) Amendment No. 23 to the UPS Retirement Plan (incorporated by reference to Exhibit 10(b)(19) to 1998 Annual Report on Form
                  10-K).

    10.3 UPS Managers Incentive Plan (as amended) (incorporated by reference to Definitive Proxy Statement for 1992 Special Meeting of Shareholders).

    10.4 Indemnification Contracts or Arrangements (incorporated by reference to Item 8 of Form 10, as filed April 29, 1970).

    10.5     Agreement of Sale between Delaware County Industrial Development
             Authority and Penallen Corporation, dated as of December 1, 1985;
             Remarketing Agreement, dated as of December 1, 1985, among United
             Parcel Service of America, Inc., Penallen Corporation and Salomon
             Brothers Inc; Guarantee Agreement, dated as of December 1, 1985, between United Parcel Service of America, Inc. and Irving Trust
             Company; Guarantee by United Parcel Service of America, Inc. to
             Delaware County Industrial Development Authority, dated as of
             December 1, 1985 (incorporated by reference to Exhibit 10(m) to
             1985 Annual Report on Form 10-K).

    10.6     Receivables Purchase and Sale Agreement, dated as of November 24,
             1987, among United Parcel Service, Inc., an Ohio corporation,
             United Parcel Service, Inc., a New York corporation, United Parcel
             Service of America, Inc., Cooperative Receivables Corporation and
             Citicorp North America, Inc. (incorporated by reference to Exhibit
             10(l) to 1987 Annual Report on Form 10-K).

    10.7     Receivables Purchase and Sale Agreement, dated as of November 24,
             1987, among United Parcel Service, Inc., an Ohio corporation,
             United Parcel Service, Inc., a New York corporation, United Parcel
             Service of America, Inc., Citibank, N.A., and Citicorp North
             America, Inc. (incorporated by reference to Exhibit 10(m) to 1987
             Annual Report on Form 10-K).

    10.8 Membership Agreement, dated as of November 24, 1987, by and between Cooperative Receivables Corporation and United Parcel
             Service of America, Inc. (incorporated by reference to Exhibit
             10(n) to 1987 Annual Report on Form 10-K).

 Exhibit No.                            Description
 -----------                            -----------
    10.9     Amended and Restated Facility Lease Agreement, dated as of
             November 6,1990, among Overseas Partners Leasing, Inc., United
             Parcel Service General Services Co. and United Parcel Service of
             America, Inc. (incorporated by reference to Exhibit 10(r) to 1990
             Annual Report on Form 10-K).

    10.10    Amended and Restated Aircraft Lease Agreement, dated as of
             November 6, 1990, among Overseas Partners Leasing, Inc., United
             Parcel Service Co. and United Parcel Service of America, Inc.
             (incorporated by reference to Exhibit 10(s) to 1990 Annual Report on Form 10-K).

    10.11    Agreement of Sale, dated as of December 28, 1989, between Edison
             Corporation and Overseas Partners Leasing, Inc. (incorporated by reference to Exhibit 10(t) to 1989 Annual Report on Form 10-K).

    10.12    Assignment and Assumption Agreement, dated as of December 28,
             1989, between and among Edison Corporation, Overseas Partners
             Leasing, Inc., McBride Enterprises, Inc. and Ramapo Ridge-McBride
             Office Park (incorporated by reference to Exhibit 10(u) to 1989
             Annual Report on Form 10-K).

    10.13    UPS Deferred Compensation Plan for Non-Employee Directors
             (incorporated by reference to Exhibit 10(v) to 1990 Annual Report on Form 10-K).

    10.14 UPS Retirement Plan for Outside Directors (incorporated by reference to Exhibit 10(w) to 1990 Annual Report on Form 10-K).

    10.15    UPS Savings Plan, as Amended and Restated, including Amendment
             Nos. 1-5 (incorporated by reference to Exhibit 10(x) to 1990
             Annual Report on Form 10-K).
             (1) Amendment No. 6 to the UPS Savings Plan (incorporated by reference to Exhibit 10(x)(1) to 1990 Annual Report on Form
                  10-K).
             (2) Amendment No. 7 to the UPS Savings Plan (incorporated by reference to Exhibit 10(x)(2) to 1991 Annual Report on Form
                  10-K).
             (3) Amendment No. 8 to the UPS Savings Plan (incorporated by reference to Exhibit 10(x)(3) to 1992 Annual Report on Form
                  10-K).
             (4) Amendment No. 9 to the UPS Savings Plan (incorporated by reference to Exhibit 10(x)(4) to 1992 Annual Report on Form
                  10-K).
             (5)  Amendment No. 10 to the UPS Savings Plan (Incorporated by
                  Reference to Exhibit 10(x)(5) to 1992 Annual Report on Form
                  10-K).
             (6) Amendment No. 11 to the UPS Savings Plan (incorporated by reference to Exhibit 10(x)(6) to 1994 Annual Report on Form
                  10-K).
             (7) Amendment No. 12 to the UPS Savings Plan (incorporated by reference to Exhibit 10(x)(7) to 1994 Annual Report on Form
                  10-K).
             (8) Amendment No. 13 to the UPS Savings Plan (incorporated by reference to Exhibit 10(x)(8) to 1994 Annual Report on Form
                  10-K).
             (9) Amendment No. 14 to the UPS Savings Plan (incorporated by reference to Exhibit 10(x)(9) to 1994 Annual Report on Form
                  10-K).
             (10) Amendment No. 15 to the UPS Savings Plan (incorporated by reference to Exhibit 10(x)(10) to 1994 Annual Report on Form
                  10-K).
             (11) Restatement Amendment No. 1 to the UPS Savings Plan
                  (incorporated by reference to Exhibit 10(x)(11) to 1996
                  Annual Report on Form 10-K).
             (12) Restatement Amendment No. 2 to the UPS Savings Plan
                  (incorporated by reference to Exhibit 10(x)(12) to 1995
                  Annual Report on Form 10-K).
             (13) Restatement Amendment No. 3 to the UPS Savings Plan
                  (incorporated by reference to Exhibit 10(o)(13) to 1996
                  Annual Report on Form 10-K).
             (14) Restatement Amendment No. 4 to the UPS Savings Plan
                  (incorporated by reference to Exhibit 10(o)(14) to 1996
                  Annual Report on Form 10-K).

 Exhibit No.                             Description
 -----------                             -----------
             (15) Restatement Amendment No. 5 to the UPS Savings Plan
                  (incorporated by reference to Exhibit 10(o)(15) to 1996
                  Annual Report on Form 10-K).
             (16) Restatement Amendment No. 6 to the UPS Savings Plan
                  (incorporated by reference to Exhibit 10(o)(16) to 1997
                  Annual Report on Form 10-K).

    10.16    Credit Agreement (364-Day Facility) dated April 30, 1998 among
             United Parcel Service of America, Inc., the initial lenders named therein, CitiCorp Securities, Inc. as Co-Arranger and BancAmerica
             Robertson as Co-Arranger and Bank of America NT & SA., as Agent, and Citibank, N.A., as Agent (incorporated by reference to Exhibit
             10(a) to Quarterly Report on Form 10-Q for the Quarter Ended March
             30, 1998).

    10.17    Credit Agreement (Five-Year Facility) dated April 30, 1998 among
             United Parcel Service of America, Inc., the initial lenders named therein, Citicorp Securities, Inc. as Co-Arranger and BancAmerica
             Robertson as Co-Arranger and Bank of America NT & SA as Agent and
             Citibank, N.A., as Agent. (incorporated by reference to Exhibit
             10(b) to the Quarterly Report on Form 10-Q for the Quarter Ended
             March 30, 1998).

    10.18    UPS 1991 Stock Option Plan (Amended and Restated as of February 20,
             1992) (incorporated by reference to Appendix A to Definitive Proxy
             Statement for 1995 Annual Meeting of Shareholders).

    10.19    UPS Excess Coordinating Benefit Plan to 1997 Annual Report on Form
             10-K (incorporated by reference to Exhibit 10(s) to 1997 Annual
             Report on Form 10-K).

    10.20 UPS 1997 Employees Stock Purchase Plan (incorporated by reference to Exhibit 99 to the Form S-8 Registration Statement No. 333-23971, as filed on March 26, 1997).

    10.21    UPS 1997 Managers Stock Purchase Plan (incorporated by reference to
             Exhibit 99 to the Form S-8 Registration Statement No. 333-23971, as filed on March 26, 1997).
             (1)  First Amendment to the UPS 1997 Managers Stock Purchase Plan
                  (incorporated by reference to Exhibit 10(u)(1) to 1998 Annual
                  Report on Form 10-K).

    10.22 UPS 1996 Stock Option Plan, as amended and restated (incorporated by reference to Exhibit 10(a) to Quarterly Report on Form 10-Q for the Quarter ended September 30, 1997).

    10.23    UPS Qualified Stock Ownership Plan and Trust Agreement
             (incorporated by reference to Exhibit 4.1 to Registration Statement
             No. 333-67479, filed November 18, 1998).

    10.24    Form of United Parcel Service, Inc. Incentive Compensation Plan
             (incorporated by reference to United Parcel Service, Inc.'s registration statement on Form S-4 (No. 333-83349), filed on July 21, 1999, as amended).

    21 Subsidiaries of the Registrant (incorporated by reference to Exhibit 21 of United Parcel Service, Inc.'s registration statement on Form S-4 (No. 333-83349), filed July 21, 1999, as amended).

    23.1     Consents of Deloitte & Touche LLP (previously filed).

    23.2 Consent of Gibson, Dunn & Crutcher LLP (included in its opinion filed as Exhibit 5.1 hereto).

    24.1     Powers of Attorney (previously filed).




   (b) Financial Statement Schedules

   Schedules are omitted because of the absence of conditions under which they are required.

Item 17. Undertakings.

   (1) The undersigned hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of
1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

   (2) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

   (3) The undersigned registrant hereby undertakes that:

     (a) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or
  (4) or 497(h) under the Securities Act of 1933 shall be deemed to be part of this registration statement as of the time it was declared effective.

     (b) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

   (4) The undersigned registrant hereby undertakes to provide to the Underwriters at the closing specified in the U.S. Underwriting Agreement and the International Underwriting Agreement certificates in such denominations and registered in such names as required by the Underwriters to permit prompt delivery to each purchaser.

                                   SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Atlanta, state of Georgia, on October 26, 1999.

                                          United Parcel Service, Inc.


                                          By:     /s/ James P. Kelly*
                                              --------------------------------
                                                       James P. Kelly
                                                 Chairman of the Board and
                                                  Chief Executive Officer

   Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

              Signature                          Title                   Date
              ---------                          -----                   ----

        /s/ John W. Alden*             Vice Chairman of the        October 26, 1999
--------------------------------------  Board, Senior Vice
            John W. Alden               President and Director

    /s/ William H. Brown III*          Director                    October 26, 1999
--------------------------------------
         William H. Brown III

      /s/ Robert J. Clanin*            Senior Vice President,      October 26, 1999
--------------------------------------  Chief Financial Officer,
           Robert J. Clanin             Treasurer and Director
                                        (Principal Financial and
                                        Accounting Officer)

      /s/ Michael L. Eskew*            Executive Vice President    October 26, 1999
--------------------------------------  and Director
           Michael L. Eskew

              Signature                          Title                   Date
              ---------                          -----                   ----
       /s/ James P. Kelly*             Chairman of the Board,      October 26, 1999
--------------------------------------  Chief Executive Officer
            James P. Kelly              and Director (Principal
                                        Executive Officer)

      /s/ Ann M. Livermore*            Director                    October 26, 1999
-------------------------------------
           Ann M. Livermore

     /s/ Gary E. MacDougal*            Director                    October 26, 1999
-------------------------------------
          Gary E. MacDougal

      /s/ Joseph R. Moderow            Senior Vice President,      October 26, 1999
-------------------------------------   Secretary and Director
          Joseph R. Moderow

       /s/ Kent C. Nelson*             Director                    October 26, 1999
-------------------------------------
            Kent C. Nelson

      /s/ Victor A. Pelson*            Director                    October 26, 1999
-------------------------------------
           Victor A. Pelson

       /s/ John W. Rogers*             Director                    October 26, 1999
-------------------------------------
            John W. Rogers

     /s/ Charles L. Schaffer*          Senior Vice President and   October 26, 1999
-------------------------------------   Director
         Charles L. Schaffer

       /s/ Lea N. Soupata*             Senior Vice President and   October 26, 1999
-------------------------------------   Director
            Lea N. Soupata

      /s/ Robert M. Teeter*            Director                    October 26, 1999
-------------------------------------
           Robert M. Teeter

    /s/ Thomas H. Weidemeyer*          Senior Vice President and   October 26, 1999
-------------------------------------   Director
         Thomas H. Weidemeyer


             *By:    /s/ Joseph R. Moderow
                  --------------------------------
                        Joseph R. Moderow
                        Attorney-in-fact